Other non-current assets	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other non-current assets
24. Other
non-current
assets

	2022 £m	2021 £m

Amounts receivable under insurance contracts	857	849

Pension schemes in surplus	229	741

Other receivables	108	86

	1,194	1,676

Amounts receivable under insurance contracts are held at cash surrender value with movements through profit or loss.
Within the other receivables of £108 million (2021: £86 million), £34 million (2021: £44 million) is classified as financial assets of which £13 million (2021: £23 million) is classified as fair value through profit or loss. On the remaining balance of £21 million (2021: £21 million), the expected credit loss allowance was immaterial at 31 December 2022 and 2021.